November 26, 2021 Xiuming Shum At the Address on file with the Company Dear Xiuming, This letter agreement (this “Letter Agreement”), effective as of the date hereof (the “Effective Date”), sets forth the terms and conditions of our agreement regarding your resignation from your employment with Hortican Inc., a corporation organized under the federal laws of Canada (the “Company”) and wholly-owned subsidiary of Cronos Group Inc., a corporation organized under the laws of the Province of British Columbia (“Cronos Group”). Unless context otherwise requires, capitalized terms used in this Letter Agreement that are not defined herein have the meanings set forth in your employment agreement with the Company, dated as May 18, 2019 (the “Employment Agreement”). 1. Resignation. (a) Effective as of November 30, 2021 (the “Resignation Date”), you voluntarily and irrevocably resign from (i) your employment with the Company, and (ii) all other positions you may hold as an officer or director (or similar or equivalent position) of the Company, Cronos Group or any subsidiary thereof (collectively, the “Resignations”). The Company and Cronos Group hereby accept, acknowledge and agree to the Resignations. If any other documentation is necessary to properly effectuate the Resignations, you agree to cooperate reasonably and promptly in executing and delivering it at the request of the Company or Cronos Group. (b) From the Effective Date to the Resignation Date (the “Transition Period”), you shall continue to perform your regular duties and responsibilities, in addition to assisting with the transition of your duties and responsibilities. You acknowledge that the Company may in good faith reassign or reduce your duties and responsibilities during the Transition Period. (c) The Company shall: (i) continue to pay your Base Salary for period up to the Resignation Date in accordance with applicable law; (ii) following the Resignation Date, pay any accrued but unpaid vacation pay owing to you in accordance with applicable law; and (iii) reimburse your documented expenses properly incurred prior to the Resignation Date in accordance with the Company’s expense reimbursement policy. Your participation in the Company’s benefit programs shall end on the Resignation Date. 2. Consulting Services. (a) Effective immediately following the Resignation Date, you shall provide consulting services to Cronos Group and will serve in that role until December 31, 2021, unless (i) terminated earlier by either you or the Company upon two (2) weeks’ prior notice, or by

2 the Company for Cause at any time, or (ii) extended by mutual agreement between you and the Company (such period, the “Consulting Period”). (b) During the Consulting Period, you shall be available for consultation as requested by the Company and Cronos Group and will dedicate up to twenty (20) hours per week during regular business hours where you are located to providing such services. (c) During the Consulting Period, you shall be paid a consulting fee equal to $31,250 per calendar month (pro-rated for any partial calendar months) (the “Consulting Fee”). You shall issue invoices to Cronos Group within seven (7) days following the end of each calendar month during the Consulting Period. The Consulting Fees shall be payable within thirty (30) days after receipt of each such invoice. You shall not be eligible to participate in any Company benefit programs during the Consulting Period. (d) In performing the consulting services pursuant to this Letter Agreement during the Consulting Period you will be acting and shall act at all times as an independent contractor only and not as an employee, agent, partner or joint venturer of or with the Company, Cronos Group or any of their affiliates. You shall be solely responsible for the payment of all federal, local and foreign taxes that are required by applicable laws or regulations to be paid with respect to the Consulting Fee. 3. Short-Term and Long-Term Incentives. Contingent on your execution no earlier than and within five (5) days after the Resignation Date of the Release and Waiver of Claims attached hereto as Exhibit A (the “Release”), and subject to: (i) Section 4 of this Letter Agreement, (ii) your compliance with the terms and conditions of this Letter Agreement, including without limitation providing the consulting services described in Section 2, and the post- employment obligations set forth in Article 7 of the Employment Agreement, including without limitation, as relates to non-competition, non-solicitation, confidentiality, intellectual property, and return of property, in consideration of amounts in excess of the minimum entitlements under applicable law: (a) the Company shall, in full satisfaction of its obligations to you, provide you with an annual bonus in respect of Cronos Group’s 2021 fiscal year in the amount of CAD $343,750, which is based on target performance and prorated based on the number of complete months of such fiscal year up to the Resignation Date, on the same date on which awards under Cronos Group’s Discretionary Short-Term Incentive Compensation Program in respect of the 2021 fiscal year are provided to other Cronos Group named executive officers; and (b) Cronos Group shall, in full satisfaction of its obligations to you, continue the vesting and exercisability of any outstanding and unvested equity awards held by you as of the Resignation Date in accordance with the terms and conditions of the applicable award agreements as though you continued to provide services to the Company or Cronos Group until the original vesting dates. Any options (including vested and unvested as of the Resignation Date) must be exercised by no later than the date on which each such option’s original exercise term expires, subject to the terms and conditions of the applicable option award plan. For the avoidance of doubt, except as set forth in this Section 3(b), your entitlements in respect of any equity-based awards shall be governed by the terms and conditions of the applicable equity award plans and the applicable award agreement(s).

3 You understand and agree that the entitlements under this Section 3 are provided in satisfaction of your entitlements in respect of the cessation of your employment under the Employment Agreement, any employee benefit plan sponsored by the Company or any of its affiliates, applicable law (including the common law) or otherwise. You shall not be entitled to any other payments or benefits under the Employment Agreement, except as specifically provided herein. 4. Clawback Policy. You understand and agree that any cash, equity or equity-based compensation paid or provided pursuant to Section 3 of this Letter Agreement is subject to the terms and conditions of Cronos Group’s Clawback Policy in effect from time to time, and may be subject to a requirement that such compensation be repaid to the Company after it has been distributed to you. 5. Restrictive Covenants; Return of Materials. You hereby affirm that the restrictive covenants and other post-employment obligations contained in the Employment Agreement are and shall remain in effect and enforceable in accordance with the terms of the Employment Agreement, and you hereby reaffirm the existence and reasonableness of those obligations (including, without limitation, any non-disclosure obligations, and any non-competition, and non-solicitation restrictions). 6. Cooperation with Litigation, Investigations and Regulatory Proceedings. You agree, upon the Company’s request, to cooperate with the Company in any investigation, litigation, arbitration or regulatory proceeding regarding events that occurred during your tenure with the Company and/or its affiliates, including by making yourself reasonably available to consult with the Company’s counsel. The Company shall reimburse you for reasonable out-of-pocket expenses that you incur in extending such cooperation, so long as you provide satisfactory documentation of the expenses. Cronos Group hereby affirms that the Indemnity Agreement between you and Cronos Group shall remain in effect in accordance with its terms following the Effective Date. 7. Deductions and Withholdings. You understand and agree that the Company shall make such deductions and withholdings from your remuneration and any other payments or benefits provided to you pursuant to this Letter Agreement as may be required by law. 8. Amendments. This Letter Agreement may only be amended by written agreement executed by the Company, Cronos Group and you. 9. Independent Legal Advice. You acknowledge that you have been encouraged to obtain independent legal advice regarding the execution of this Letter Agreement, and that you have either obtained such advice or voluntarily chosen not to do so, and hereby waive any objections or claims you may make resulting from any failure on your part to obtain such advice.

4 10. Expenses. All costs, fees and expenses incurred in connection with this Letter Agreement and the transactions contemplated by this Letter Agreement including all costs, fees and expenses of representatives of the parties hereto, shall be paid by the party incurring such cost, fee or expense. Notwithstanding anything to the contrary in the foregoing sentence of this Section 10, you shall be reimbursed for reasonable expenses actually incurred for annual tax return advisory services in Canada and Singapore for the 2021 tax year, provided such expenses are incurred and receipts are submitted on or prior to December 31, 2022, in an amount not to exceed CAD $5,000 per tax year. You shall provide appropriate receipts or other vouchers to Cronos Group in support of such professional services before receiving reimbursement, and such reimbursements shall be paid within thirty (30) days after providing appropriate receipts. 11. Counterparts. This Letter Agreement may be executed in one or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Agreement by electronic transmission, including in portable document format (.pdf), shall be deemed as effective as delivery of an original executed counterpart of this Letter Agreement. [Signature Page Follows]

[Signature Page to Resignation Letter Agreement] If you agree that this Letter Agreement correctly memorializes our understandings, please sign and return this Letter Agreement, which shall become a binding agreement as of the Effective Date. Sincerely, HORTICAN INC. By: /s/ Kurt Schmidt Name: Kurt Schmidt Title: President and Chief Executive Officer CRONOS GROUP INC. By: /s/ Kurt Schmidt Name: Kurt Schmidt Title: President and Chief Executive Officer Accepted and Agreed: /s/ Xiuming Shum Xiuming Shum Date: November 26, 2021

Exhibit A FULL AND FINAL RELEASE AND WAIVER OF CLAIMS GENERAL RELEASE AND WAIVER OF CLAIMS (this “Release”), by the undersigned (the “Releasor”) in favor of Hortican Inc., Cronos Group Inc., and their respective subsidiaries (collectively, the “Employer”), affiliates, stockholders, beneficial owners of its stock, its current or former officers, directors, employees, members, attorneys and agents, and their predecessors, successors and assigns, individually and in their official capacities (the “Releasees”). WHEREAS, Releasor has been employed as EVP, Legal & Regulatory Affairs of Cronos Group Inc.; WHEREAS, Releasor resigned from Releasor’s employment with Employer effective as of November 30, 2021 (the “Effective Date”); and WHEREAS, Employer has offered to provide Releasor with certain payments, compensation and benefits pursuant to a letter agreement dated as of November 26, 2021 (hereinafter called the “Letter Agreement”), that are conditioned on the effectiveness of this Release. NOW, THEREFORE, in consideration of such payments, compensation and benefits and the covenants and agreements set forth in the Letter Agreement, the parties hereto, intending to be legally bound, agree as follows: 1. GENERAL RELEASE. Releasor knowingly and voluntarily waives, terminates, cancels, releases and discharges forever the Releasees from any and all suits, actions, causes of action, claims, allegations, rights, obligations, liabilities, demands, entitlements or charges (collectively, “Claims”) that Releasor (or Releasor’s heirs, executors, administrators, successors and assigns) has or may have, whether known, unknown or unforeseen, vested or contingent, by reason of any matter, cause or thing occurring at any time before and including the date of this Release, including all claims arising under or in connection with Releasor’s employment, or cessation or resignation of employment with the Employer, including, without limitation: Claims under United States federal, state or local law and the national, provincial or local law of any foreign country (statutory or decisional), including without limitation Canada, for wrongful, abusive, constructive or unlawful discharge or dismissal, for breach of any contract, or for discrimination based upon race, color, ethnicity, sex, age, national origin, religion, disability, sexual orientation, or any other unlawful criterion or circumstance, including rights or Claims under the Age Discrimination in Employment Act of 1967, the Older Workers Benefit Protection Act of 1990 (“OWBPA”), violations of the Equal Pay Act, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Americans with Disabilities Act of 1991, the Employee Retirement Income Security Act of 1974 (“ERISA”), the Fair Labor Standards Act, the Worker Adjustment Retraining and Notification Act, the Family Medical Leave Act, the Ontario Employment Standards Act, 2000, the Ontario Human Rights Code, the Ontario Pay Equity Act, the Ontario Occupational Health and Safety Act, and the Ontario Workplace Safety and Insurance Act, 1997, including all amendments to any of the aforementioned acts; and violations of any other federal, provincial, state, or municipal fair employment statutes or laws, including, without limitation, violations of any other law, rule, regulation, or ordinance pertaining to employment, wages, compensation, hours worked, or any other Claims for compensation or bonuses, whether or not paid under any compensation plan or arrangement; breach of contract; tort and other common law Claims (including, without limitation, any common law Claims to notice of termination, pay in lieu of notice of termination, termination pay or severance pay); defamation; libel; slander; impairment of economic opportunity defamation; sexual harassment; retaliation; attorneys’ fees; emotional distress; intentional infliction of emotional distress; assault; battery, pain and suffering; and punitive or exemplary

2 damages (the “Released Matters”). In addition, in consideration of the provisions of this Release, Releasor further agrees to waive any and all rights under the laws of any jurisdiction in the United States, Canada, or any other country that limit a general release to those Claims that are known or suspected to exist in Releasor’s favor as of the Release Effective Date (as defined below). Releasor further represents and acknowledges that the Releasees have complied with the Human Rights Code (Ontario) in respect of the Releasor’s employment and the cessation of such employment. Thus, notwithstanding the purpose of implementing a full and complete release and discharge of the claims released by this Release, Releasor expressly acknowledges that this Release is intended to include in its effect, without limitation, all claims which Releasor does not know or suspect to exist in her favor at the time of execution hereof arising out of or relating in any way to the subject matter of the actions referred to herein above and that this Release contemplates the extinguishment of any such claims. 2. SURVIVING CLAIMS. Notwithstanding anything herein to the contrary, this Release shall not: (i) release any Claims for payment of cash or equity amounts payable under the Letter Agreement; (ii) release any Claim or right Releasor may have pursuant to indemnification, advancement, defense, or reimbursement pursuant to any applicable D&O policies, any similar insurance policies, applicable law or otherwise; (iii) release any Claim that may not lawfully be waived in a private agreement between the parties; or (iv) limit Releasor’s rights under applicable law to provide truthful information to any governmental entity or to file a charge with or participate in an investigation conducted by any governmental entity. Notwithstanding the foregoing, Releasor agrees to waive Releasor’s right to recover monetary damages in connection with any charge, complaint or lawsuit filed by Releasor or anyone else on Releasor’s behalf (whether involving a governmental entity or not); provided that Releasor is not agreeing to waive, and this Release shall not be read as requiring Releasor to waive, any right Releasor may have to receive an award for information provided to any governmental entity. 3. ADDITIONAL REPRESENTATIONS. Releasor further represents and warrants that Releasor has not filed any civil action, suit, arbitration, administrative charge, or legal proceeding against any Releasees nor, has Releasor assigned, pledged, or hypothecated as of the Release Effective Date any Claim to any person and no other person has an interest in the Claims that she is releasing. 4. ACKNOWLEDGMENT BY RELEASOR. Releasor acknowledges and agrees that Releasor has read this Release in its entirety and that this Release is a general release of all known and unknown Claims. Releasor further acknowledges and agrees that: (i) this Release does not release, waive or discharge any rights or Claims that may arise for actions or omissions after the Release Effective Date;

3 (ii) Releasor is entering into this Release and releasing, waiving and discharging rights or Claims only in exchange for consideration which she is not already entitled to receive; (iii) Releasor has been advised, and is being advised by the Release, to consult with an attorney before executing this Release; and (iv) Releasor is aware that this Release shall become effective on the date of execution of this Release (the “Release Effective Date”). 5. NON-DISPARAGEMENT. Releasor agrees not to speak or act in a manner that would reasonably be expected to disparage or defame or damage the goodwill of Employer or its Affiliates, or the business or personal reputations of any of its officers, directors, partners, agents, employees, clients or suppliers, and further agrees not to engage in any other depreciating conduct or communications with respect to Employer or its Affiliates including, without limitation, on social media. 6. GOVERNING LAW. This Release shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable in the Province of Ontario. 7. SEVERABILITY. If any provision of this Release should be declared to be unenforceable by any administrative agency or court of law, then the remainder of the Release shall remain in full force and effect. 8. CAPTIONS; SECTION HEADINGS. Captions and section headings used herein are for convenience only and are not a part of this Release and shall not be used in construing it. 9. COUNTERPARTS; FACSIMILE SIGNATURES. This Release may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original instrument without the production of any other counterpart. Any signature on this Release, delivered by either party by photographic, facsimile or PDF shall be deemed to be an original signature thereto.

4 IN WITNESS WHEREOF I have hereunder set my hand this 26th day of November, 2021. SIGNED AND DELIVERED in the presence of: _______________________________ Witness Signature _______________________________ Print Name of Witness _______________________________ Address of Witness ____________________________________________ XIUMING SHUM